LORD ABBETT GLOBAL FUND, INC.

Lord Abbett Emerging Markets Local Bond Fund (the “Fund”)

Supplement dated March 1, 2018 to the

Summary Prospectus, Prospectus, and Statement of Additional Information of the Fund,

each dated April 1, 2017, each as supplemented

Liquidation of the Fund

On February 28, 2018, the Board of Directors of Lord Abbett Global Fund, Inc. approved a plan of liquidation (the “Plan”) pursuant to which the Fund will be liquidated and dissolved. It is currently anticipated that the liquidation and dissolution of the Fund will be completed on or around April 19, 2018 (the “Liquidation Date”). Any Fund shares outstanding on the Liquidation Date will be automatically redeemed on the Liquidation Date. The proceeds of any such redemption will be equal to the net asset value (“NAV”) of such shares after dividend distributions required to eliminate any Fund-level taxes are made and the Fund’s expenses and liabilities have been paid or otherwise provided for as directed by the Plan.

At any time before the Liquidation Date, shareholders may redeem their Fund shares at the NAV of such shares pursuant to the procedures set forth under “Purchases and Redemptions” in the prospectus.

In connection with the liquidation of the Fund, the Fund no longer will accept purchase orders or exchange requests as of April 1, 2018.